                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 18, 2002

                           KAISER ALUMINUM & CHEMICAL
                                  CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3605
                            (Commission File Number)

                                   94-0928288
                     (I.R.S. Employer Identification Number)

      5847 SAN FELIPE, SUITE 2500                   77057-3268
            HOUSTON, TEXAS                          (Zip Code)
(Address of Principal Executive Offices)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

Item 5.    Other Events

      On December 18, 2002, Kaiser Aluminum & Chemical Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

           *Exhibit 99.1:  Press release dated December 18, 2002

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*  Included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KAISER ALUMINUM & CHEMICAL CORPORATION
                                           (Registrant)

                                        /s/ Daniel D. Maddox
                                    By:  Daniel D. Maddox
                                         Vice President and Controller
Dated:  December 19, 2002

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated December 18, 2002